                                                                     EXHIBIT 4.2
NUMBER
                                                                               *
                                                              ----------* SHARES
                                                            CLASS B COMMON STOCK

     THIS CERTIFIES THAT *----------* is the record holder of *----------* shares of Class B Common Stock of

                     ENGENIO INFORMATION TECHNOLOGIES, INC.
                             A DELAWARE CORPORATION

transferable only on the records of the corporation upon surrender of this certificate, properly endorsed or assigned.

     This certificate and the shares it represents are subject to the provisions of the Certificate of Incorporation and the Bylaws of the corporation, and any amendments thereto, as well as the restrictive legends on the back of this certificate. Upon request, stockholders may obtain free of charge from the corporation's principal office a statement describing the preferences, limitations and relative rights granted to or imposed upon each class or series of shares or upon the holders of such shares.

     The corporation has caused this certificate to be signed by its duly
authorized officers on           ,      .

--------------------------------------------  --------------------------------------------
David E. Sanders, Secretary                   Thomas Georgens, President

FOR VALUE RECEIVED, I HEREBY SELL, ASSIGN AND TRANSFER           SHARES
REPRESENTED BY THIS CERTIFICATE TO                     AND HEREBY IRREVOCABLY
APPOINT                     AS ATTORNEY TO TRANSFER THESE SHARES ON THE SHARE
REGISTER OF THE CORPORATION.

DATED                                         --------------------------------------------
--------------------------------------------  (Stockholder)
--------------------------------------------  --------------------------------------------
(Witness)                                     (Stockholder)

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND EXACTLY WITH THE NAME AS WRITTEN ON THE FACE OF THIS CERTIFICATE.